                                                                 EXHIBIT (r)(2)
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

              Registrant Name                  File Nos.
              ---------------                  ----------------------
              AGL SEPARATE ACCOUNT VL-R        333-129552 / 811-08561

MERTON BERNARD AIDINOFF                   Director               March 29, 2006
---------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                        Director               June 19, 2006
---------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE                 Director and President        March 29, 2006
---------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                     Director               June 19, 2006
---------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                         Director               June 19, 2006
---------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                   Director               June 19, 2006
---------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                     Director               March 29, 2006
---------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                       Director               March 29, 2006
---------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR               Director and Chairman         March 29, 2006
---------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                            Director               March 29, 2006
---------------------------
WIN JAY NEUGER

ROBERT MICHAEL SANDLER                    Director               March 29, 2006
---------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                  Director, Senior Vice         March 29, 2006
---------------------------       President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                       Director               March 29, 2006
---------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                    Director               March 29, 2006
---------------------------
NICHOLAS CHARLES WALSH